UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2023

Aura FAT Projects Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

Cayman Islands	001-901886	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Phillip Steet, #09-00, Royal One Phillip

Singapore, 048692

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +65-3135-1511

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share and one Redeemable Warrant	AFARU	The Nasdaq Stock Market LLC
Class A Ordinary Share, $0.0001 par value per share	AFAR	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	AFARW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Revision to Approximate Price Per Share and Amount in Trust in Connection with Redemptions

On June 26, 2023, Aura FAT Projects Acquisition Corp., a Cayman Islands exempted company limited by shares, with company registration number 384483 (the “Company”), filed its definitive proxy statement (“Extension Proxy”) with the SEC on Schedule 14A. In connection with the redemption or repurchase of the Company’s Class A common stock as set forth in the Extension Proxy, the approximate price per share paid for redemptions will be $10.60 per share. The amount in the Trust Account is approximately $121,937,125 as of June 29, 2023.

Additional Information and Where to Find It

This Current Report on Form 8-K is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the Extension Proxy. All of the proposals are described in detail in the Company’s Extension Proxy filed with the Securities and Exchange Commission on June 26, 2023.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension Proxy and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

Participants in Solicitation

Company and is respective directors and executive officers may be deemed participants in the solicitation of proxies from Company’s shareholders in connection with the Proposed Transaction. Company’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Company in Company’s Annual Report on Form 10-K for the fiscal year ended February 23, 2023, which was filed with the SEC on April 14, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Company’s shareholders in connection with the Extension Proxy will be set forth in the proxy statement/prospectus for the Proposed Transaction, when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Transaction will be included in the proxy statement/prospectus that Company intends to file with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aura FAT Projects Acquisition Corp.

Date: June 30, 2023	By:	/s/ David Andrada
David Andrada
Co-Chief Executive Officer

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